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                                                                    EXHIBIT 10.8












                       DEBT REGISTRATION RIGHTS AGREEMENT

                                     between

                             ANC RENTAL CORPORATION

                                       and

                          LEHMAN COMMERCIAL PAPER INC.

                            Dated as of June 30, 2000


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                       DEBT REGISTRATION RIGHTS AGREEMENT

                  This DEBT REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of June 30, 2000, between ANC Rental Corporation, a Delaware corporation (the "COMPANY") and its Subsidiary Guarantors, and Lehman Commercial Paper Inc., as administrative agent (the "ADMINISTRATIVE AGENT").

                                    RECITALS

                  WHEREAS, this Agreement is made pursuant to the Amended and Restated Senior Loan Agreement, dated as of June 30, 2000 (the "SENIOR LOAN AGREEMENT"), among the Company, Lehman Brothers Inc., as arranger, Lehman Commercial Paper Inc. as syndication agent and Lehman Commercial Paper Inc. as administrative agent;

                  WHEREAS, in order to induce the Administrative Agent to enter into the Senior Loan Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

                  WHEREAS, pursuant to an Escrow Agreement dated as of June 30, 2000, among the Company, the Borrowers, the LCPI and the Bank of New York, as escrow agent (the "Escrow Agreement"), the Exchange Notes will be held in escrow and may be released from time to time to, or at the direction of, the Administrative Agent;

                  WHEREAS, the execution of this Agreement is a condition to funding of the Loans to the Company by the Lenders.

                                    AGREEMENT

                  The parties agree as follows:

                  1.       DEFINITIONS

                  Capitalized terms used herein without definition have the meanings assigned to them in the Senior Loan Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

                  EXCHANGE ACT: The Securities Exchange Act of 1934, as amended.

                  EXCHANGE NOTE INDENTURE: The Indenture, dated as of June 30, 2000, between the Company and The Bank of New York, as trustee, pursuant to which the Exchange Notes are issued, as the same may be amended from time to time in accordance with the terms thereof.




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                  EXCHANGE NOTES: The Exchange Notes issued pursuant to the
         Exchange Note Indenture in the form attached as an exhibit to the Exchange Note Indenture.

                  EXCHANGE REGISTRATION STATEMENT: See Section 3(b) hereof.

                  FILING DATE:  See Section 3(a) hereof.

                  HOLDERS:  As defined in Section 2 hereof.

                  LIQUIDATED DAMAGES:  See Section 3(c) hereof.

                  NASD:  National Association of Securities Dealers, Inc.

                  PROSPECTUS: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                  REGISTRABLE SECURITIES: All Exchange Notes; PROVIDED that an Exchange Note ceases to be a Registrable Security when it is no longer a Transfer Restricted Security.

                  REGISTRANTS:  The Company and the Subsidiary Guarantors.

                  REGISTRATION DEFAULT:  See Section 3(c) hereof.

                  REGISTRATION EXPENSES:  See Section 7 hereof.

                  REGISTERED EXCHANGE OFFER  Section 3(b) hereof.

                  REGISTRATION STATEMENT: Any registration statement of the Registrants which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

                  RULE 144: Rule 144 promulgated under the Securities Act.

                  SEC:  The Securities and Exchange Commission.

                  SECURITIES ACT:  The Securities Act of 1933, as amended.

                  SHELF REGISTRATION:  See Section 3(a) hereof.

                  SHELF REGISTRATION STATEMENT:  See Section 3(a) hereof.



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                  SUBSIDIARY GUARANTORS: The subsidiaries of the Company that are listed in Exhibit 6 to the Exchange Note Indenture and subsidiaries of the Company from time to time parties thereto.

                  SUBSTITUTE EXCHANGE NOTES:  See Section 3(b) hereof.

                  TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Exchange Note Indenture.

                  TRANSFER RESTRICTED SECURITIES: The Registrable Securities upon original issuance thereof, and with respect to any particular such Registrable Security, until the earliest of (i) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, (ii) the date on which such Security has been exchanged by a person other than a broker-dealer for a Substitute Exchange Note in the Registered Exchange Offer, (iii) following the exchange by a broker-dealer in the Registered Exchange Offer of such Security for a Substitute Exchange Note, the date on which such Substitute Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Registration Statement and (iv) the date on which such Security is eligible for sale to the public without restriction pursuant to Rule 144(k) under the Securities Act of 1933.

                  UNDERWRITTEN REGISTRATION or UNDERWRITTEN OFFERING: A registration in which securities of the Registrants are sold to an underwriter for reoffering to the public.

                  2.       HOLDERS OF REGISTRABLE SECURITIES

                  A Person is deemed to be a holder (a "HOLDER") of Registrable Securities whenever such Person owns Registrable Securities of record or has provided evidence reasonably satisfactory to the Registrants that such Person has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.



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                  3.       SHELF REGISTRATION

                  (a) FILING OF SHELF REGISTRATION. The Registrants shall use their reasonable best efforts to file a "shelf" registration statement (a "SHELF REGISTRATION STATEMENT") on any appropriate form pursuant to Rule 415 (or similar rule that may be adopted by the SEC) under the Securities Act (a "SHELF REGISTRATION") in no event later than the date that is 360 days following the Spin-Off Date (the "FILING DATE") to permit resales of the Registrable Securities outstanding at the time specified below. The Registrants agree to use their reasonable best efforts to cause such Shelf Registration to become effective as soon as practicable after the Filing Date and in no event later than 90 days after the Initial Maturity Date (the "EFFECTIVE DATE"). The Registrants shall use their reasonable best efforts to file one or more additional Shelf Registration Statements or post-effective amendments to existing Shelf Registration Statements pursuant to Section 6(b) to allow any Holder to sell its Registrable Securities thereunder for the applicable period set forth below. The Registrable Securities covered by any Shelf Registration Statement shall include those Registrable Securities outstanding at the close of business on the fourth business day before the Effective Date of such Shelf Registration. The Registrants shall use their reasonable best efforts thereafter to keep any such Shelf Registration Statement continuously effective for the period that will terminate (the "TERMINATION DATE") upon the earlier of (i) when all the Registrable Securities covered by the Shelf Registration are eligible to be sold pursuant to such Shelf Registration or are eligible to be sold to the public without restriction pursuant to Rule 144(k), (ii) no Registrable Securities or Loans are outstanding and (iii) three (3) years after the Initial Maturity Date (the "FINAL TERMINATION DATE"). The Company shall not be required to file more than one Shelf Registration Statement, subject to the provisions set forth in Section 6 hereof.

                  (b) REGISTERED EXCHANGE OFFER. In lieu of filing the Shelf Registration Statement described in Section 3(a), the Registrants may effect a registered exchange offer ("REGISTERED EXCHANGE OFFER"). To effect a Registered Exchange Offer, the Registrants must: (i) file with the SEC and cause to be declared effective a registration statement (an "EXCHANGE REGISTRATION STATEMENT") with respect to the Registered Exchange Offer in no event later than 90 days after the Initial Maturity Date; (ii) offer to deliver, in exchange for the Exchange Notes, a like principal amount of debt securities ("SUBSTITUTE EXCHANGE NOTES") of the Registrants identical in all material respects (except for transfer restrictions) to the Exchange Notes being exchanged; and (iii) consummate such exchange for all then outstanding Exchange Notes the Holders of which elect to participate in such exchange. If any Holder sends a notice to the Registrants prior to the consummation of such Registered Exchange Offer stating that in such Holder's reasonable belief (as confirmed by accompanying written advice of counsel reasonably satisfactory to the Registrants) it cannot rely on the no-action position of the SEC to the effect that such Holder's Substitute Exchange Notes would be freely saleable (i.e., without registration or prospectus delivery), the Company shall file with the SEC a Shelf Registration Statement pursuant to Section 3(a) hereof as promptly as practicable relating to the offer and sale of such Substitute Exchange Notes.



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                  (c) LIQUIDATED DAMAGES. If (i) a Registration Statement
(either a Shelf Registration Statement or an Exchange Registration Statement) has not been declared effective by the SEC on or prior to the date that is 90 days from the Initial Maturity Date or (ii) a Registration Statement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose for more than 45 days (including, without limitation, by reason of a stop order or suspension) within the time period required for effectiveness in subsection (a) above without being succeeded promptly by a post-effective amendment to the Registration Statement that cures such failure and that is itself promptly declared effective (each such event referred to in clauses (i) and (ii), a "REGISTRATION DEFAULT"), the Registrants agree to pay liquidated damages ("LIQUIDATED DAMAGES") to each Holder of Transfer Restricted Securities from and including the day following the Registration Default to but excluding the day on which the Registration Default has been cured: (A) during the first 90-day period during which a Registration Default shall have occurred and be continuing, in an amount equal to $0.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues following the occurrence of such Registration Default in addition to the interest due thereon, (B) with respect to each 90-day period thereafter during which a Registration Default shall have occurred and be continuing, such amount shall increase by an additional $0.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each subsequent 90-day period held by such Holder for each week or portion thereof that the Registration Default continues following the occurrence of such Registration Default; PROVIDED that in no event shall the aggregate Liquidated Damages pursuant to this clause exceed $0.50 per week per $1,000 principal amount of Transfer Restricted Securities of the converted Debentures. All Liquidated Damages shall be calculated based on the actual number of days elapsed and a 360-day year and all accrued Liquidated Damages shall be paid to each record Holder in cash by wire transfer of immediately available funds or by federal funds check on each Interest Payment Date, as provided in the Exchange Note Indenture or the Senior Loan Agreement, as applicable, except if the interest rate (as determined pursuant to Section 2.3 of the Exchange Note Indenture) on the Exchange Notes exceeds 14.0%, at the option of the Registrants, Liquidated Damages shall be paid in the form of additional Registrable Securities having a principal amount equal to the amount of such Liquidated Damages; PROVIDED that such additional Registrable Securities shall be in denominations of $1,000 and integral multiples thereof and that any difference between such Liquidated Damages owing and such additional Registrable Securities shall be paid in cash by wire transfer of immediately available funds or by federal funds check on each Interest Payment Date, as provided in the Exchange Note Indenture or the Senior Loan Agreement, as applicable. The Company shall not pay Liquidated Damages for more than one Registration Default at any one time. Following the cure of all Registration Defaults relating to the Registrable Securities, the accrual of Liquidated Damages will cease.

                  All obligations of the Registrants set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations have been paid in full. Any Holder may notify the Exchange Note Indenture Trustee (and any paying agent under the Exchange Note Indenture) and the Administrative Agent under the Senior Loan Agreement immediately after the occurrence of each and every event which pursuant to this Section 3(c) results in the accrual of Liquidated Damages with respect to such Registrable Securities.



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                  4.  PIGGY-BACK REGISTRATION.

                  (a) If both the Shelf Registration has not been declared effective and the Registrants have not effected the Registered Exchange Offer, at any time the Registrants propose to file a registration statement under the Securities Act with respect to an offering by the Registrants for any account of the Registrants or for the account of any of its security Holders of any class of its debt securities (other than a Registration Statement on Form S-4 or S-8 or any substitute form that may be adopted by the SEC or any other registration statement used to effect an exchange offer and other than any registration statement with respect to which all of the Exchange Notes will be redeemed), then the Registrants shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event fewer than 15 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such principal amount of Exchange Notes as each such Holder may request in writing within 14 days after receipt of such written notice from the Registrants (which request shall specify the principal amount of the Exchange Notes intended to be disposed of by such Holder and the intended method of distribution thereof) (a "PIGGY-BACK REGISTRATION"). If such registration is pursuant to an underwritten offering, the Registrants shall use their reasonable best efforts to cause the managing underwriter or underwriters of such proposed offering to permit the Exchange Notes requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Registrants or any other securityholder included therein and to permit the sale or other disposition of such Exchange Notes in accordance with the intended method of distribution thereof. Any Holder shall have the right to withdraw its request for inclusion of its Exchange Notes in any such registration statement pursuant to this Section 4 by giving written notice to the Registrants of its request to withdraw prior to the time that such registration statement becomes effective. The Registrants may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective or the Registrants may elect to delay the registration; PROVIDED, HOWEVER, that the Registrants shall give prompt written notice thereof to participating Holders. The Registrants will pay all registration expenses (including any described in Section 7) in connection with each registration of Exchange Notes requested pursuant to this Section 4, and each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Exchange Notes pursuant to a registration statement effected pursuant to this Section 4.

                  No registration effected under this Section 4, and no failure to effect a registration under this Section 4, shall relieve the Registrants of their obligation to effect a registration pursuant to Section 3(a) or (b) hereof, and no failure to effect a registration under this Section 4 and to complete the sale of securities registered thereunder in connection therewith shall relieve the Registrants of any other obligation.

                  (b) In a registration pursuant to Section 4(a) involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Registrants and the Holders requesting inclusion in such offering that in such underwriter's or underwriters' opinion the total number of securities which the Registrants, the Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Registrants will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event: (x) in cases initially involving the registration for sale of securities for the account of any of the Registrants, securities shall be registered in such offering in the following order of priority: (i) first, the securities which the Registrants propose to register, and (ii) SECOND, the securities which have been requested to be included in such registration by the Holders pursuant to this Agreement and the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Registrants (PRO RATA based on the amount of Exchange Notes or securities sought to be registered by such Persons); and (y) in cases not initially involving the registration for sale of securities for the account of the Registrants', securities shall be registered in such offering as follows: (i) FIRST, the securities of any Person whose exercise of a "demand" registration right pursuant to a contractual commitment of the Registrants is the basis for the registration (provided that if such Person is a Holder, there shall be no priority as among Holders, and Exchange Notes sought to be included by Holders shall be included PRO RATA based on relative aggregate principal amount of the Exchange Notes each such Holders has requested to be included in such registration), (ii) SECOND, the securities requested to be included in such registration by the Holders pursuant to this Agreement and securities of other Persons entitled to exercise "piggy back" registration rights pursuant to contractual commitments (PRO RATA based on the amount of Exchange Notes or securities sought to be registered by such Persons) and (iii) THIRD, the securities which the Registrants propose to register.




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                  If, as a result of the provisions of this Section 4(b), any
Holder shall not be entitled to include all Exchange Notes in a Piggy-Back Registration that such Holder has requested to be included, such Holder may elect to withdraw its request to include Exchange Notes in such registration (a "WITHDRAWAL ELECTION") by giving written notice to the Registrants of such Withdrawal Election prior to the time that such registration statement becomes effective; PROVIDED, HOWEVER, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Holder shall no longer have any right to include Exchange Notes in the registration as to which such Withdrawal Election was made.

                  (c) For purposes of clarity, it is acknowledged that the Company shall have no obligations under Section 4 until Exchange Notes are released from escrow in accordance with the terms of the Escrow Agreement.

                  5.       HOLD-BACK AGREEMENTS

                  Each Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if requested by the managing underwriters in an underwritten offering, not to effect any public sale or distribution of Registrable Securities or other securities of the Registrants of the same class as the securities included in such Registration statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and during the 90-day period beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified by the Registrants or the managing underwriters; PROVIDED, HOWEVER, that each Holder shall be subject to the hold-back restrictions of this Section 5 only twice during the term of this Agreement; provided that the second request cannot be made within 6 months of the end of the first hold-back period.

                  The foregoing provisions of the preceding paragraph shall not apply to any Holder if such Holder is prevented by applicable statute or regulation from entering any such agreement; PROVIDED, HOWEVER, that any such Holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any Registrable Securities held by such Holder and covered by a Registration Statement commencing on the date of sale of the Registrable Securities covered by such Registration Statement unless it has provided 90 days prior written notice of such sale or distribution to the underwriter or underwriters.

                  6.       REGISTRATION PROCEDURES

                  In connection with the Registrants' Shelf Registration obligations set forth in Section 3 hereof, the Registrant will use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Registrants will, as expeditiously as possible use reasonable best efforts to:



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                  (a) prepare and file with the SEC, within the time period
provided in Section 3 hereof, the initial Shelf Registration Statement and any amendments thereto on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements (including, if applicable, financial statements of any Person which shall have guaranteed any indebtedness of the Registrants) required by the SEC to be filed therewith, cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use their reasonable best efforts to cause such Registration Statement to become effective in accordance with Section 3(a); PROVIDED that before filing a Registration Statement or any amendments or supplements thereto, the Registrants will furnish to the Holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, drafts of all such documents proposed to be filed (without exhibits or schedules), which documents will be subject to the review by such Holders and underwriters; and the Registrants will not file any Registration Statement or any amendments or supplements thereto to which the Holders of a majority in aggregate principal amount of such Registrable Securities or such managing underwriters, if any shall reasonably object within 4 business days unless required by law in the reasonable judgment of the Company;

                  (b) prepare and file with the SEC such registration statements, amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective or to add Registrable Securities so as to allow any Holder to sell its Registrable Securities thereunder for the applicable period set forth in Section 3; provided, however, the Company shall not be required to file a registration statement or a post-effective amendment to the Registration Statement to include Holders as selling securityholders thereunder unless either (i) requested in writing by a Holder or Holders of at least $25.0 million aggregate principal amount of Exchange Notes or (ii) six months after (A) the initial filing of the Registration Statement or (B) the latest such registration statement or post-effective amendment thereto; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act as required; comply with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;



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                  (c) notify the selling Holders and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order which the Company has knowledge of suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Registrants contemplated by paragraph (m) below cease to be true and correct in any material respect, (5) of the receipt by the Registrants of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the Company's becoming aware of the happening of any event or the existence of any fact which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading in any material respect; PROVIDED that with regard to the Prospectus, the standard shall be misleading in light of the circumstances under which such statement was made. If at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Registrants shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (d) if reasonably requested by the managing underwriter or underwriters or a Holder being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or the Holders of a majority in aggregate principal amount of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold to such managing underwriter or underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (e) furnish to each selling Holder and each managing underwriter, if any, without charge, if requested, at least one copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                  (f) deliver to each selling Holder and the underwriters, if any, without charge, if requested, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Registrants consent to the use (subject to the limitations set forth in Section 6(r)) of the Prospectus or any amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

                  (g) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; PROVIDED that the Registrants will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;



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                  (h) cooperate with the selling Holders and the managing
underwriters, if any, to facilitate the timely preparation and delivery of certificates representing such Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as such managing underwriters may request at least two business days prior to any sale of such Registrable Securities to the underwriters;

                  (i) use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other U.S. governmental agencies or U.S. authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities (subject to the proviso contained in clause (g) above and other than the NASD registration which shall be the responsibility of the lead underwriter);

                  (j) upon the occurrence of any event contemplated by paragraph
(c)(6) above, prepare a supplement or post-effective amendment to the related Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the Holders of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (k) cause the Registrable Securities covered by a Registration Statement to be rated with such rating agencies as the Holders of a majority in aggregate principal amount of such Registrable Securities or the managing underwriters, if any, may designate; PROVIDED that the Registrants shall not be required to have such Registrable Securities rated by more than two such rating agencies;

                  (l) not later than the effective date of the Registration, provide a CUSIP number for all Registrable Securities and provide the Exchange
Note Indenture trustee or transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;



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                  (m) enter into such agreements (including an underwriting
agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities which, in the opinion of the Registrants, is reasonably required, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (1) make such representations and warranties (with reasonable exceptions) to the Holders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (2) obtain opinions of counsel to the Registrants addressed to the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the underwriters; (3) obtain "comfort" letters and updates thereof from the Registrants' independent certified public accountants addressed to such underwriters, if any, and to the extent that such independent certified public accounts agree, addressed to such Holders, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters by underwriters in connection with primary underwritten offerings; (4) if an underwriting agreement is entered into, include indemnification provisions in such underwriters' customary form; and (5) deliver such documents and certificates as may be requested by the Holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with paragraph (j) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Registrants. The above shall be done at each closing under such underwriting agreement or as and to the extent required thereunder. In the case of a nonunderwritten offering, the Company shall deliver to the selling holders such of the foregoing items as are customary in a secondary offering to be delivered to selling securityholders;

                  (n) make available at reasonable times during normal business hours for inspection by any underwriter participating in any disposition of such Registrable Securities pursuant to a Registration, and any attorney or accountant retained by such underwriter, if any, all financial and other records, pertinent corporate documents and properties of the Registrants as may be reasonably necessary to enable them to exercise their due diligence responsibilities, and provide reasonable access to appropriate officers of the Registrants in connection with such due diligence responsibilities;

                  (o) cause the Exchange Note Indenture to be qualified under the TIA, provide an indenture trustee for such Indenture not later than the effective date of the Shelf Registration, and in connection therewith, cooperate with the trustee under the Exchange Note Indenture and the Holders of the Exchange Notes to effect such changes to the Exchange Note Indenture as may be required for the Exchange Note Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their reasonable best efforts to cause such trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Exchange Note Indenture to be so qualified in a timely manner.

                  (p) in connection with any underwritten offering, make appropriate officers of the Registrants available at reasonable times during normal business hours to such Holders and the underwriters, if any, for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors "roadshow" material in a manner consistent with other new issuances of high yield debt securities.

                  (q) The Registrants may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Registrants such information regarding the distribution of such securities as the Registrants may from time to time reasonably request in writing.

                  (r) Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Registrants of the happening of any event of the kind described in Sections 6(c)(3), 6(c)(5) or 6(c)(6) hereof that, in the reasonable judgement of the Company, it is advisable to suspend use of the Prospectus for a discrete period of time due to pending corporate developments, public filings with the SEC or similar events, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(j) hereof, or until it is advised in writing (the "ADVICE") by the Registrants that the use of such Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such Prospectus, and, if so directed by the Registrants, such Holder will deliver to the Registrants (at the Registrants' expense) all copies, other than permanent file copies then in such Holder's possession, of such Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Registrants shall give any such notice, the time periods regarding the maintenance of the Shelf Registration and the filing and maintenance of such Registration set forth in Section 3 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(6) hereof to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by
Section 6(j) hereof or the Advice; PROVIDED, HOWEVER, that no such extension shall extend beyond the Final Termination Date.

                  (s) each Holder participating in the Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Exchange Offer (i) any Substitute Exchange Notes received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Registrable Securities or the Substitute Exchange Notes within the meaning of the Securities Act and (iii) such Holder is not an affiliate of the Company or a broker-dealer electing to exchange Registrable Securities for its own account as a result of market-making activities or other trading activities or, if it is such an affiliate or such broker-dealer, such Holder will comply with the registration and/or prospectus delivery requirements of the Securities Act to the extent applicable.

                  7.       REGISTRATION EXPENSES

                  (a) All expenses incident to the Registrants' performance of or compliance with this Agreement, including without limitation all (i) registration and filing fees, fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its one counsel as may be required by the rules and regulations of the NASD), (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters or selling Holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or Holders of a majority in aggregate principal amount of the Registrable Securities being sold may reasonably designate), (iii) printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Registrants and the Company's independent certified public accountants (including the expenses of any special audit and "comfort" letters required by or incident to such performance), (v) the cost of securities acts liability insurance if the Registrants so desires, and (vi) fees and expenses in connection with the rating of the Registrable Securities by rating agencies, if any (all such expenses being herein called "REGISTRATION EXPENSES") will be borne by the Registrants, regardless whether the Registration Statement becomes effective. The Registrants, in any event, will pay their own internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties) and the expense of any annual audit.

                  (b) In connection with the Shelf Registration hereunder, the Registrants will reimburse the selling Holders of Registrable Securities being registered in such registration for the reasonable legal fees and disbursements of one counsel chosen by the selling Holders of a majority in principal amount of such Registrable Securities (which counsel shall be reasonably acceptable to the Company). Other than as provided herein in this clause (b), the Holders of Registrable Securities shall pay their own legal fees, underwriting discounts and other costs and expenses.

                  8.       INDEMNIFICATION

                  (a) INDEMNIFICATION BY THE REGISTRANTS. The Registrants jointly and severally agree to indemnify and hold harmless, to the full extent permitted by law, each Holder, their officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) (the "HOLDER INDEMNIFIED Parties") against all losses, claims, damages, liabilities and expenses reasonably incurred by such party in connection with any actual or threatened action arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or a preliminary Prospectus, in light of the circumstances under which such statement was made) not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission made in reliance on and in conformity with any information furnished in writing to the Registrants by any underwriter or any Holder or any of their counsel or other representatives expressly for use therein; PROVIDED that the Registrants shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the preliminary Prospectus or Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in the Prospectus or an amendment or supplement to the Prospectus, as applicable, and the Holder thereafter fails to deliver such Prospectus or Prospectus as so amended or supplemented, as applicable, prior to or concurrently with the sale of the Registrable Securities to the person asserting such loss, claim, damage, liability or expense after the Registrants had furnished such Holder with a sufficient number of copies of the same. The Registrants shall also indemnify underwriters, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holder Indemnified Parties, if requested.

                  (b) INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. In connection with a registration pursuant to Section 3 or 4, each Holder will furnish to the Registrants in writing such information and affidavits as the Registrants reasonably request for use in connection with any Registration Statement or Prospectus and agrees to, severally and not jointly, indemnify and hold harmless, to the full extent permitted by law, the Registrants, their directors, managers or general partners as applicable, and officers and each Person who controls the Registrants (within the meaning of the Securities Act) (the "REGISTRANTS INDEMNIFIED PARTIES") against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact contained in any Registration Statement or Prospectus or any omission of a material fact required to be stated in the Registration Statement or Prospectus or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission relates to a Holder and is made in reliance on and in conformity with any information or affidavit furnished in writing by or on behalf of such Holder to the Registrants specifically for inclusion in such Registration Statement or Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Registrants Indemnified Parties shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution of Registrable Securities to the same extent above with respect to information or affidavit furnished in writing by or on behalf of such Persons as provided specifically for any Prospectus or Registration Statement.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt notice to the Registrants or the Holder, as the case may be (in either case, as applicable, an "INDEMNIFYING PARTY"), of any claim with respect to which it seeks indemnification and (ii) permit such Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to such Person; PROVIDED, HOWEVER, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the Indemnifying Party has agreed to pay such fees or expenses, (b) the Indemnifying Party has failed to assume the defense of such claim or (c) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the Indemnifying Party with respect to such claims and the representation of both would be inappropriate (in which case, if the Person notifies the Indemnifying Party in writing that such Person elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the Indemnifying Party, the Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No Indemnifying Party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Person entitled to indemnification a release from all liability in respect to such claim or litigation. Any Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the reasonable fees and expenses of more than one counsel for all Persons entitled to indemnification by such Indemnifying Party with respect to such claim in any one jurisdiction, unless in the reasonable judgment of such Person a conflict of interest may exist between such Person and any other Person entitled to indemnification hereunder with respect to such claim and representation of both would be inappropriate, in which event the Indemnifying Party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels, but only of one such additional counsel for each group of similarly situated Persons in any one jurisdiction.

                  (d) CONTRIBUTION. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to a Person entitled to indemnification or is insufficient to hold it harmless as contemplated by the preceding paragraphs (a) and (b), then the Indemnifying Party shall contribute to the amount paid or payable by such Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Person and the Indemnifying Party, but also the relative fault of such Person and the Indemnifying Party, as well as any other relevant equitable considerations, PROVIDED that no Holder shall be required to contribute an amount greater than the dollar amount of the proceeds received by such Holder with respect to the sale of any securities. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  9.       RULE 144

                  The Registrants covenant that they will file the reports required to be filed by them under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if it is not required to file such reports, it will, upon the request of any Holder made after the two year anniversary of the making of the Loans, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further reasonable action requested by a Holder of Registrable Securities, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

                  10. SELECTION OF UNDERWRITERS. The Holders of Transfer Restricted Securities covered by the Shelf Registration who desire to do so may sell such Transfer Restricted Securities in an underwritten offering. In any such underwritten offering, the investment banker or investment bankers and manger or mangers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; PROVIDED that such investment bankers and managers shall be reasonably satisfactory to the Registrants.

                  11. PARTICIPATION IN UNDERWRITTEN OFFERINGS. No Holder may participate in any underwritten registration unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

                  12. REQUIREMENT TO UNDERTAKE UNDERWRITTEN OFFERINGS. Notwithstanding anything in this Agreement to the contrary, the Registrants shall not be required to undertake an underwritten offering in connection with Transfer Restricted Securities covered by the Shelf Registration Statement unless (i) a Holder or Holders requesting to participate in such underwritten offering, individually or in the aggregate, hold at least $50,000,000 aggregate principal amount of Registrable Securities and (ii) such Holders request that at least $50,000,000 aggregate principal amount of Registrable Securities be included in such underwritten offering.

                  13.      MISCELLANEOUS

                  (a) REMEDIES. Each Holder and each Holder of Loans, in addition to being entitled to exercise all rights provided herein, in the Exchange Note Indenture or granted by law, including recovery of damages, in connection with the breach by the Registrants of their obligations to register the Registrable Securities will be entitled to specific performance of its rights under this Agreement. The Registrants agree that monetary damages (including the Liquidated Damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by any of them of the provisions of this Agreement and each agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (b) NO INCONSISTENT AGREEMENTS. The Registrants will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the Holders of the Registrants' securities under any other agreements.

                  (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Agreement may not be given unless the Registrants has obtained the written consent of Holders of at least a majority of the aggregate principal amount of
(x) the outstanding Registrable Securities and (y) the outstanding Loans, taken together, (excluding Registrable Securities held by the Registrants or one of its affiliates); PROVIDED that provisions hereunder relating to Liquidated Damages and the payment thereof may not be amended, modified or supplemented, and waivers or consents to departures from such provisions may not be given unless the Registrants has obtained the written consent of Holders of at least 66-2/3% of the aggregate principal amount of (A) the outstanding Registrable Securities and (B) the outstanding Loans, taken together (excluding Registrable Securities held by the Registrants or one of its affiliates).

                  (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile or air courier guaranteeing overnight delivery:

                           (i) if to a Holder, at the most current address given by such Holder to the Registrants in accordance with the provisions of this Section 13(d), which address initially is, with respect to the Administrative Agent to it at the address set forth in the Senior Loan Agreement, with a copy (which will not constitute notice hereunder) to Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, Attention: Andrew Keller, Esq.; and

                           (ii) if to the Registrants, initially to it at the address set forth in the Senior Loan Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section, with a copy (which will not constitute notice hereunder) to Fried Frank Harris Shriver & Jacobson, One New York Plaza, New York, New York 10004, Attention: Valerie Ford Jacob, Esq.

                  All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if delivered by facsimile; and on the next business day if timely delivered, postage prepaid, to an air courier guaranteeing overnight delivery.

                  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the trustee under the Exchange Note Indenture at the address specified in the Exchange Note Indenture.

                  (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including without limitation and without the need for an express assignment, all subsequent Holders of Registrable Securities or Loans.

                  (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) NEW YORK LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  (i) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of any such provision in such jurisdiction in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (j) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement with respect to the subject matter contained herein and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Registrants with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  IN WITNESS WHEREOF, the parties have executed this Debt Registration Rights Agreement as of the date first written above.

                                    LEHMAN COMMERCIAL PAPER INC.

                                    By:  /s/  G. ANDREW KEITH
                                        ------------------------------
                                         Name: G. Andrew Keith
                                        Title: Authorized Signatory

                                    ANC RENTAL CORPORATION

                                    By:  /s/ LELAND F. WILSON
                                        ------------------------------
                                         Leland F. Wilson
                                         Vice President and Treasurer

                                    ALAMO RENT-A-CAR (CANADA), INC.
                                    ALAMO RENT-A-CAR, LLC
                                    LIABILITY MANAGEMENT COMPANIES
                                        HOLDING, INC.
                                    NATIONAL CAR RENTAL LICENSING, INC.
                                    NATIONAL CAR RENTAL SYSTEM, INC.
                                    REPUBLIC GUY SALMON PARTNER, INC.
                                    REPUBLIC INDUSTRIES AUTOMOTIVE
                                        RENTAL GROUP (BELGIUM) INC.
                                    SPIRIT RENT-A-CAR, INC.

                                    By:  /s/ LELAND F. WILSON
                                        ------------------------------
                                         Leland F. Wilson
                                         Vice President and Treasurer

                                 ALAMO RENT-A-CAR MANAGEMENT, LP
                                   By:  ARC-GP, Inc., its general partner
                                 ANC COLLECTOR CORPORATION
                                 ANC FINANCIAL, LP
                                    By:  ANC Financial GP Corporation, its
                                         general partner
                                 ARC-GP, INC.
                                 ARC-TM, INC.
                                 NCR AFFILIATE SERVICER, INC.
                                 NCRAS MANAGEMENT, LP
                                    By:  NCRAS-GP, Inc., its general partner
                                 NCRAS-GP, INC.
                                 SRAC MANAGEMENT, LP
                                    By:  SRAC-GP, Inc., its general partner
                                  SRAC-GP, INC.
                                  SRAC-TM, INC.

                                  By:  /s/  O. MASON HURST
                                      ------------------------------
                                      O. Mason Hurst, II
                                      Vice President and Assistant Secretary